Exhibit 99.1

                                                                      [LOGO] CIT
Forward Looking Statement                                      INVESTOR DAY 2003

Certain statements made in these presentations that are not historical facts may constitute "forward-looking" statements, as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the current views of the Company and its management. Because these statements are subject to risks, uncertainties, and changes in circumstances, the Company's actual results or performance may differ materially from those expressed in, or implied by, such forward-looking statements. Factors that could affect actual results and performance include, but are not limited to, potential changes in interest rates, competitive factors and general economic conditions, changes in funding markets, industry cycles and trends, uncertainties associated with risk management, risks associated with residual value of leased equipment, and other factors described in our Form 10-K dated February 26, 2003. The Company does not undertake to update any forward-looking statements.

                                                                      [LOGO] CIT
      c it together.                                           INVESTOR DAY 2003

                               [GRAPHIC OMITTED]

                                                           Albert R. Gamper, Jr.
                                 Chairman, President and Chief Executive Officer

                                                                      [LOGO] CIT
                                                               INVESTOR DAY 2003

                              Corporate Governance

                                                                      [LOGO] CIT
Value Proposition                                              INVESTOR DAY 2003

o     Diversity

o     Expertise

o     Credit Risk Management

o     Market Leadership

o     Strong Balance Sheet

o     Operating Efficiency

                                                                      [LOGO] CIT
Business Characteristics                                       INVESTOR DAY 2003


Efficient "Flow" Businesses

Equipment Finance               -- Steady volume and growth
Vendor Finance                  -- Diverse origination channels
Factoring                       -- Highly efficient processing
Home Equity                     -- Highly effective service

Value-Added "Transaction" Businesses

Capital Finance                 -- Deal oriented with value-added structures
Asset Based Lending             -- Higher return
Structured Finance              -- Lower labor intensity

                                                                      [LOGO] CIT
Equipment Finance                                              INVESTOR DAY 2003

                               [GRAPHIC OMITTED]

                                                                    John D. Burr
                                                   Group Chief Executive Officer

                                                                      [LOGO] CIT
Profile                                                        INVESTOR DAY 2003

o     Equipment Finance

      o     Equipment Finance and Leasing

      o     Small Business Lending

o     Flow Business

o     Financials (at December 31, 2002)

      o     Managed assets: $12.1 Billion

      o     Delinquency trends

            o     At December 31, 2002: 4.78%

            o     At December 31, 2001: 5.25%

      o     Return v. Corporate: Below

o     1,170 Employees

                                                                      [LOGO] CIT
Why Customers Choose Us                                        INVESTOR DAY 2003

o     Industry leader in dealer/manufacturer programs

o     Complete North American sales coverage

o     Outstanding customer service

o     Collateral evaluation expertise

o     Wide range of financial products

o     Structure products and programs to meet individual needs of customers

--------------------------------------------------------------------------------
   Reputation for long-standing industry commitment, experience and expertise
--------------------------------------------------------------------------------

                                                                      [LOGO] CIT
Small Business Lending                                         INVESTOR DAY 2003

o     #1 SBA lender (by volume) in U.S. third year in a row

      o Offers SBA loans to finance business acquisitions, owner-occupied real estate purchases and franchise start-ups

      o     Approved $778 million in loans to 1,551 small businesses

      o     Leading market share of 6.4%

      o     Designated a "Preferred Lender" by the SBA

o     Key relationships:

      o     Allied Domecq (Dunkin Donuts)

      o     Choice Hotels

      o     Meineke

      o     Matsco

      o     Primrose

                                                                      [LOGO] CIT
Equipment Finance Overview                                     INVESTOR DAY 2003

o Industry leading middle market secured equipment lender:

      o One of the largest construction & corporate aircraft lenders in the U.S.

      o Leader in healthcare, printing, plastics and machine tool industries in Canada

o Targeted customers: manufacturers, dealers and end users of income producing and essential use equipment with proven ability to repay

o     New business generation sourced through:

   [The following table was depicted as a pie chart in the printed material.]

End Users               30%

Manufacturers           30%

Dealers/Distributors    25%

Intermediaries          15%

                                                                      [LOGO] CIT
Key Metrics                                                    INVESTOR DAY 2003

o     116,000 customers

o     162,087 accounts

o     Average transaction size -- $135,000

Product Types

   [The following table was depicted as a pie chart in the printed material.]

Fixed Rate              46%

Floating Rate           54%

   [The following table was depicted as a pie chart in the printed material.]

Leases                  23%

Loans                   77%

                                                                      [LOGO] CIT
Business Environment                                           INVESTOR DAY 2003

o     Weak U.S. economy

o     Depressed equipment values

o     Competitors trying to take market share

                                                                      [LOGO] CIT
Competition                                                    INVESTOR DAY 2003

o     Manufacturer Captives

      o     Caterpillar Finance

      o     CNH -- Case New Holland Credit

      o     John Deere Credit

o     Independents

      o     General Electric

      o     Financial Federal

      o     FCC

o     Banks

      o     Wells Fargo

      o     Citicapital (Associates)

      o     US Bank

      o     Wachovia

      o     Fleet

      o     Bank of America

      o     Regional Banks

      o     De Lage Landen (DLL)

                                                                      [LOGO] CIT
Industry Diversification                                       INVESTOR DAY 2003

   [The following table was depicted as a pie chart in the printed material.]

Manufacturing -- 24%
Construction -- 20%
Transportation -- 11%
Services -- 7%
Aircraft -- 6%
Retail  -- 4%
Healthcare -- 4%
Wholesale -- 4%
Entertainment -- 3%
Financial -- 2%
Printing -- 1%
Other -- 14%

Data as of December 31, 2002

                                                                      [LOGO] CIT
Equipment Diversification                                      INVESTOR DAY 2003

   [The following table was depicted as a pie chart in the printed material.]

Construction -- 22%
Transportation -- 18%
Business Aircraft -- 13%
Real Estate -- 9%
Manufacturing -- 6%
Machine Tools -- 5%
Medical -- 4%
Printing -- 4%
Furniture -- 3%
Technology -- 3%
Material Handling -- 2%
Other -- 11%

Data as of December 31, 2002

                                                                      [LOGO] CIT
Geographic Diversification                                     INVESTOR DAY 2003

 [The following table was depicted as a chart and map in the printed material.]

Asset Distribution

$3.4 Billion      28%     Southeastern U.S.
$2.6 Billion      22%     Western U.S.
$2.1 Billion      17%     Northeastern U.S.
$2.0 Billion      17%     Midwestern U.S.
$2.0 Billion      17%     Canada

Data as of December 31, 2002

                                                                      [LOGO] CIT
Risk Mitigation Strategies                                     INVESTOR DAY 2003

------------------------------------------------------------------------------------------------------
        Underwriting                      Surveillance                           Collection
------------------------------------------------------------------------------------------------------
o     Tightened underwriting      o     Increased credit audit         o     Increased collections
      criteria                          staff to facilitate                  resources
                                        greater frequency of audits
      o     Risk acceptance                                            o     Corporate Risk Management
            levels                o     Enhanced global exposure             work-out experts playing
                                        system to capture current            greater role
      o     Target markets              and potential exposures

                                  o     Increased frequency of
o     Reduced operating                 asset quality reporting
      company credit                    updates
      authorities

o     Frequent assessment
      and re-calibration
      of credit scoring
      algorithms
------------------------------------------------------------------------------------------------------

                                                                      [LOGO] CIT
Opportunities and Initiatives                                  INVESTOR DAY 2003

o Maintain a Leadership Position in Construction, Printing, Machine Tools, and Business Aircraft

o     Expand into healthcare by leveraging existing competencies

o Enhance direct calling focus on industries previously accessed through vendors

o Partner with new manufacturers and distributors and deepen penetration with existing ones

o     Further syndication efforts to create opportunities on large transactions

o     Target digestible, plug-in portfolio acquisitions

o     Realize further efficiencies from consolidation

                                                                      [LOGO] CIT
Equipment Finance Organization                                 INVESTOR DAY 2003

                                                John Burr
                                                Group CEO
                                           Industry Exp 35 years

      Roy Keller                  John Canning                 Vacant                Patrick Scarpone
    President -- EF             President -- SBL          President -- TRS            President -- EF
         U.S.                 Industry Exp 35 years                                       Canada
Industry Exp 31 years                                                             Industry Exp 29 years

                 Bill Stoddard              Tom Reilly                Dan Sommer
                   EVP, CCO                  SVP, CFO               SVP, Marketing
             Industry Exp 34 years     Industry Exp 18 years     Industry Exp 26 years

                                                                      [LOGO] CIT
Capital Finance                                                INVESTOR DAY 2003

                               [GRAPHIC OMITTED]

                                                                   Nikita Zdanow
                                                   Group Chief Executive Officer

                                                                      [LOGO] CIT
Profile                                                        INVESTOR DAY 2003

o     Capital Finance

      o     CIT Aerospace

      o     CIT Rail Resources

o     Transaction business

o     Financials (at December 31, 2002)

      o     Managed assets: $6.2 Billion

      o     Portfolio trends

            o      Utilization:                  At 12/31/02   At 12/31/01
                                                 -----------   -----------
                   -- Air:                          98.4%         99.9%

                   -- Rail:                         97.1%         93.1%

            o      Delinquency (% finance
                   receivables):                    6.40%         2.74%

      o     Return v. corporate:

                   -- Air:                                      Below

                   -- Rail:                                     Above

o     117 Employees

                                                                      [LOGO] CIT
The Capital Finance Advantage                                  INVESTOR DAY 2003

                                   Industry and
                                Equipment Expertise

                Broad Range of Products

30+ Years Experience in the
Aerospace and Rail Industries

                                                                      [LOGO] CIT
Capital Finance = Value Added                                  INVESTOR DAY 2003

o     Industry knowledge

o     Equipment expertise in long-lived assets

o     Remarketing capability

o     Strong manufacturer and industry relationships

o     Competitive player in purchase of newly manufactured equipment

--------------------------------------------------------------------------------
                    Distinguishes Us from Financial Players
--------------------------------------------------------------------------------

                                                                      [LOGO] CIT
Key Products & Portfolio Statistics                            INVESTOR DAY 2003

   [The following table was depicted as a pie chart in the printed material.]

Product Types
(as of Dec. 31, 2002)

Operating Lease -- 77%

EETCs -- 2%

Loans -- 4%

Aerospace Tax Optimized Leveraged Lease -- 3%

Single Investor and Finance Lease -- 6%

Other Leveraged Lease -- 8%

   [The following table was depicted as a pie chart in the printed material.]

Owned & Serviced Assets
(as of Dec. 31, 2002)

Aerospace -- $4.2B              194 Aircraft


Rail * -- $2.2B              47,000+ Railcars
                                500+ Locos

Other
$0.1B

Intermodal -- $0.1B

Total = $6.6B *

*     Includes $0.4B / 7,900 managed railcars assets

                                                                      [LOGO] CIT
Key Competition                                                INVESTOR DAY 2003

Aerospace                                Rail
---------                                ----
IFLC (AIG)                               GE Rail
GATX                                     Bombardier Capital (NorRail)
SALE                                     CitiRail
GECAS                                    GATX
Boullioun                                First Union
AWAS                                     Helm
debis AirFinance                         Flex Leasing

                                                                      [LOGO] CIT
Lease Comparision                                              INVESTOR DAY 2003

                           Operating Lease                   Finance Lease                  Leveraged Lease
--------------------------------------------------------------------------------------------------------------------------
Actual Portfolio           77% of total portfolio           6% of total portfolio        o  4% -- Aerospace tax optimized;
                                                                                                  classic 80--20
                                                                                         o  8% -- other leveraged leases
--------------------------------------------------------------------------------------------------------------------------
Balance Sheet Effect       o   Equipment on Lease           Finance Receivable           Finance Receivable
                           o   Accumulated Depreciation
--------------------------------------------------------------------------------------------------------------------------
Income Statement Effect    o   Rental Revenue               Interest earned              Interest earned
                           o   Depreciation Expense
--------------------------------------------------------------------------------------------------------------------------
Impairment Treatment       o   One-time increase            One-time charge              One-time charge
                               to depreciation
                                    -or-
                           o   Higher depreciation
                               for the remaining life
--------------------------------------------------------------------------------------------------------------------------

                                                                      [LOGO] CIT
CIT Aerospace -- Industry Attributes                           INVESTOR DAY 2003

o     $ 4.2B Portfolio

o     Leading aircraft lessor

o     Investment in aircraft with most major airlines foreign & domestic

o     New aircraft on order

o     Balanced fleet mix

      o     Over 68% narrow body aircraft

      o     All Stage III

      o     Over 78% aircraft built since 1990

      o     Over 93% aircraft built since 1985

Data as of December 31, 2002

                                                                      [LOGO] CIT
Aerospace -- Aircraft Types and Manufacturers                  INVESTOR DAY 2003

   [The following table was depicted as a pie chart in the printed material.]

Aircraft Body Type

Narrow -- 69%
Intermediate -- 21%
Wide -- 9%
Turbo -- 1%

   [The following table was depicted as a pie chart in the printed material.]

Manufacturer

Boeing -- 59%
Airbus -- 40%
Other -- 1%

Data as of December 31, 2002

                                                                      [LOGO] CIT
Aerospace -- Geographic Diversification                        INVESTOR DAY 2003

      [The following table was depicted as a map in the printed material.]

37%      Europe
21%      Asia & Australia
20%      United States
15%      Latin America
5%       Canada
2%       Mideast & Africa

                               Full Global Reach:
                   Offices in New York, Los Angeles, Seattle,
            Ft. Lauderdale, London (England) and Sydney (Australia)

                                                                      [LOGO] CIT
Aerospace -- Age Distribution                                  INVESTOR DAY 2003

   [The following table was depicted as a pie chart in the printed material.]

1979 & Older -- 2%
1980-1984 -- 5%
1985-1989 -- 15%
1990-1994 -- 22%
1995-1999 -- 15%
2000-2002 -- 41%

Data as of December 31, 2002

                                                                      [LOGO] CIT
Aerospace -- Residual Realization                              INVESTOR DAY 2003

o     Conservative valuation at inception

o     Quarterly review of residuals

o     Just completed two year-end "hard" closes

o     Residual reviews use multiple outside appraisals

o     Realization has averaged 115% for the last 5 years

--------------------------------------------------------------------------------
                          Consistently Realizing Gains
--------------------------------------------------------------------------------

                                                                      [LOGO] CIT
Scheduled New Aircraft Deliveries                              INVESTOR DAY 2003

                      New Aircraft Delivery Book
                         as of Dec. 31, 2002
                           ($ in Billions)

Year                  Amount            Number
----                  ------            ------
2003                   $0.8                19

2004                    1.0                22

2005                    1.3                27

2006                    0.6                10

2007                    0.1                 1
                       ----             -----
Total                  $3.8             $79.0
                       ====             =====

                                                                      [LOGO] CIT
Lease Expiration Schedule                                      INVESTOR DAY 2003

2002 Aircraft lease terminations                                              23

2003 Aircraft scheduled lease terminations                                    12

      o     9 Narrow Bodies

      o     2 Intermediate Bodies

      o     1 Wide Body

2004 Aircraft scheduled lease terminations                                    14

                                                                      [LOGO] CIT
Aerospace Utilization                                          INVESTOR DAY 2003

                               by Net Investment

   [The following table was depicted as a line graph in the printed material.]

99.46%        98.39%        99.36%        99.97%       98.37%
Dec '98       Dec '99       Dec '00       Dec '01      Dec '02

                                                                      [LOGO] CIT
Rail Resources -- Industry Attributes                          INVESTOR DAY 2003

o     $2.2B Portfolio

o     Railcar investments with all U.S. and Canadian Class I railroads

o     Diverse customer base

o     Excellent growth rate

o     New & diversified railcar fleet

      o     Railcars on operating lease approx. 80% < 8 years old

      o     Broad based penetration of shipper market

Data as of December 31, 2002

                                                                      [LOGO] CIT
Rail Resources -- Industries Serviced and Railcar Types        INVESTOR DAY 2003

Industries

   [The following table was depicted as a pie chart in the printed material.]

Class 1 RR -- 36%

Manufacturing -- 26%

Utilities -- 13%

Shortline & Regional RR -- 10%

Grain Products -- 8%

Leasing -- 5.4%

Mining -- 1%

Other NM%


   [The following table was depicted as a pie chart in the printed material.]


Railcar Type

Grain Hoppers -- 30%

Aluminum Coal Cars & Hoppers -- 20%

Mill Gondolas -- 10%

Plastic Pellet Cars -- 8%

Boxcars -- 7%

Centerbeam Flatcars -- 5%

PD Cvrd Hoppers -- 4%

Locomotives -- 1%

Other -- 15%

Data as of December 31, 2002
NM= Not Material

                                                                      [LOGO] CIT
Rail Resources -- Railcar Age                                  INVESTOR DAY 2003

   [The following table was depicted as a pie chart in the printed material.]

Operating Lease Railcar Age

 1999 - 2002 -- 55%

 1994 - 1998 -- 24%

 1989 - 1993 -- 2%

 1984 - 1988 -- 1%

 1979 - 1983 -- 11%

 1978 and Older -- 6%

Data as of December 31, 2002

                                                                      [LOGO] CIT
Rail -- Residual Realization                                   INVESTOR DAY 2003

o     Periodic residual reviews throughout the year

o     Conservative valuation at inception

o     Just completed two year-end "hard" closes

o     Realization has averaged 123% for the last 5 years

--------------------------------------------------------------------------------
                          Consistently Realizing Gains
--------------------------------------------------------------------------------

                                                                      [LOGO] CIT
Rail Utilization                                               INVESTOR DAY 2003

by Unit

   [The following table was depicted as a line graph in the printed material.]

99.43%          89.46%          94.59%          93.13%          97.07%
Dec-98          Dec-99          Dec-00          Dec-01          Dec-02

                                                                      [LOGO] CIT
Opportunities and Initiatives                                  INVESTOR DAY 2003

o Manage through current down cycles while positioning for turn-around and future growth

      o Airlines will need capital going forward -- an ideal condition for leasing opportunities

      o     Recent rail orders reflect up-tick in market

o     Profitable through cycles

      o     Focus on achieving historically strong returns

      o     Continue to seek further efficiencies from a low-cost infrastructure

--------------------------------------------------------------------------------
                   Superior industry and equipment knowledge
                         distinguishes us from the rest
--------------------------------------------------------------------------------

                                                                      [LOGO] CIT
Capital Finance Organization                                   INVESTOR DAY 2003

                                  Nikita Zdanow
                                    Group CEO
                                    43 years


                  Steve McClure                 Jeff Knittel
                  Rail Resources                  Aerospace
                     President                    President
                     32 years                     22 years


                   Tim Bennett                 Barbara Galaini
                 Risk Management              Finance/Oper/Tech
            SVP/Chief Credit Officer               SVP/CFO
                    23 years                      17 years

                                                                      [LOGO] CIT
Structured Finance                                             INVESTOR DAY 2003

                               [GRAPHIC OMITTED]

                                                              David D. McKerroll
                                                   Group Chief Executive Officer

                                                                      [LOGO] CIT
Profile                                                        INVESTOR DAY 2003

o     Structured finance

      o     Project finance

      o     Communication & media

      o     Aerospace

      o     Structured debt & leasing

o     Transaction business

o     Financials (at December 31, 2002)

      o     Managed assets: $3.3 Billion

      o     Delinquency trends:

            o     At December 31, 2002: 2.31%

            o     At December 31, 2001: 1.52%

      o     Return v. corporate: Below

o     134 Employees

                                                                      [LOGO] CIT
Overview                                                       INVESTOR DAY 2003

o     CIT's specialized investment bank for the middle market

o     Provide private debt and leases

o     Principal and advisor

o     Transaction size range from $25 to $250 million

o     Key strengths

      o     Structuring expertise

      o     Syndication capabilities

      o     Industry knowledge in chosen markets

                                                                      [LOGO] CIT
Competition                                                    INVESTOR DAY 2003

Competitors fall into two categories

      o     Large banks

            o     Ancillary business

            o     More focused on their core products

      o     Boutique investment banks

            o     Limited to advisory business

--------------------------------------------------------------------------------
            CIT offers clients specialized advisory services backed
            by considerable financial resources.
--------------------------------------------------------------------------------

                                                                      [LOGO] CIT
Portfolio Composition                                          INVESTOR DAY 2003

Total Managed Assets -- $3.3 Billion

   [The following table was depicted as a pie chart in the printed material.]

Communication & Media Finance -- 39%

Project Finance -- 29%

Structured Debt & Leasing -- 12%

Aerospace Finance -- 10%

Equity Investments -- 10%

                                                                      [LOGO] CIT
Communication & Media                                          INVESTOR DAY 2003

o     Mission:

      Provide secured debt and lease financing to the communication and media sectors

o     Market focus:

          Communication                                      Media
          -------------                                      -----
o  Independent telco's                    o  Radio & television stations

o  Cellular & PCS                         o  Publishing

o  Tower & other wireless operators       o  Cable

                                                                      [LOGO] CIT
Communication & Media                                          INVESTOR DAY 2003

CLEC Exposure
                                                                12/31/02
                                                                --------
o Net Investment                                                $263 MM

o Receivables on non-accrual status                             $ 93 MM

o Average exposure per account                                  $ 19 MM

o Remaining telecom reserve (principally CLEC)                  $154 MM

                                                                      [LOGO] CIT
Project Finance                                                INVESTOR DAY 2003

o     Mission:

      Provide innovative solutions to complex project financing needs

o     Market focus:

Industry specialization                 Syndication partners
-----------------------                 --------------------
o Infrastructure                        o Life Insurance companies

o Power                                 o Leasing companies

o Energy

                                                                      [LOGO] CIT
Aerospace                                                      INVESTOR DAY 2003

o     Mission:

      Provide structured finance solutions and financial advisory services to the global aerospace industry

o     Market focus:

      o     Regional airlines

      o     Aircraft manufacturers

                                                                      [LOGO] CIT
Structured Debt & Leasing                                      INVESTOR DAY 2003

o     Mission:

      Provide advisory and underwriting capability in structuring and pricing debt & lease financings for major capital acquisitions and refinancings

o     Market focus:

      o     Manufacturing facilities

      o     Real estate securitization

      o     Equipment leasing

                                                                      [LOGO] CIT
Example Transactions                                           INVESTOR DAY 2003

-------------------------------------------------------------------------------------------------------------------------
Business              Communication and Media               Project Finance                         Aerospace
-------------------------------------------------------------------------------------------------------------------------
Opportunity          Radio operator requires            Hospital seeks 20 year             Regional airline requires
                     financing for acquisition of       contract with private              financing to purchase 50 new
                     additional stations.               consortium to design, build,       regional jets to be delivered
                                                        own and operate a new $150         over 3-4 years.
                                                        million facility.
-------------------------------------------------------------------------------------------------------------------------
CIT Value Added      CIT Lead and arrange $75           Engaged by consortium to act       Mandated to arrange structured
                     million senior debt facility.      as financial advisor and           lease debt financing and lease
                     $25 million underwritten for       arranger of senior debt.           equity financing.
                     CIT's account and $50 million
                     arranged on a best efforts
                     basis.
-------------------------------------------------------------------------------------------------------------------------
Revenue              Arrangement and commitment         Advisory and arrangement fees      Advisory fees on financial
                     fees at closing;                   at closing; finance income on      closing of each aircraft.
                     administration fees and            the senior debt.
                     finance income going forward.
-------------------------------------------------------------------------------------------------------------------------

                                                                      [LOGO] CIT
Equity Investments                                             INVESTOR DAY 2003

                         #               $MM
Direct                  57               $189
Funds                   52               $147*
                                         ----
Total                                    $336

*     Remaining fund commitments total $169MM

   [The following table was depicted as a pie chart in the printed material.]

Diversified Funds -- 44%

Industrial  Buyout -- 36%

Communications -- 7%

Biotechnology -- 7%

Technology -- 6%

--------------------------------------------------------------------------------
                Decision made to discontinue investments in 2002
                 Portfolio management outsourced to third party
--------------------------------------------------------------------------------

                                                                      [LOGO] CIT
Credit Policies and Procedures                                 INVESTOR DAY 2003

o     Approval

      o Transactions exceeding $25MM require approval of CIT's Risk Management Group, or Executive Credit Committee

      o     Transactions subject to established Risk Acceptance Criteria

o     Monitoring

      o     Higher risk transactions reviewed monthly

      o     Credit surveillance accounts reviewed quarterly

      o     Asset Quality Review with Senior Management quarterly

                                                                      [LOGO] CIT
Opportunities and Initiatives                                  INVESTOR DAY 2003

o     Focus on infrastructure development projects

o     Expand Media businesses

o Selectively target debt refinancing and balance sheet restructuring opportunities

                                                                      [LOGO] CIT
Structured Finance Organization                                INVESTOR DAY 2003

                                  D. McKerroll
                                    Group CEO
                                     20 yrs

    J. Hudak             D. Morash        S. Daillencourt        D. MacLellan
Managing Director    Managing Director   Managing Director            COO
  Comm. & Media       Project Finance        Aerospace        Structured Leasing
     17 yrs               23 yrs              21 yrs                16 yrs

                      A. Ropar                    M. Eastwood
                  SVP, Controller                     CCO
                       9 yrs                         21 yrs

                                                                      [LOGO] CIT
Commercial Finance                                             INVESTOR DAY 2003

                               [GRAPHIC OMITTED]

                                                           Lawrence A. Marsiello
                                                   Group Chief Executive Officer

                                                                      [LOGO] CIT
Profile                                                        INVESTOR DAY 2003


o     Commercial Finance

      o     Business Credit ==> Transaction Business

      o     Commercial Services ==> Flow Business

o     Financials (at December 31, 2002)

      o     Managed assets: $8.0 Billion

      o     Delinquency trends

            o     At December 31, 2002: 2.14%

            o     At December 31, 2001: 2.52%

      o     Return v. corporate: Above

o     1,091 Employees

                                                                      [LOGO] CIT
Why Do Companies Turn to CIT Commercial Finance?               INVESTOR DAY 2003

o     Leadership position and reputation

      o     Commercial Services -- one of the leading factors

      o     Business Credit -- one of the leading asset based lenders

o Customized financing solutions meet changing needs at all stages of the business cycle

o Financial clout and resources of a large organization with the speed and service of a small company

      o     Rapid approval process

      o     Clients work directly with decision makers

      o     Deep credit acumen

                                                                      [LOGO] CIT
Success Drivers                                                INVESTOR DAY 2003

o     Well-seasoned, homegrown leadership

o     Close contact with clients and credit markets

o     History of successful navigation through past economic cycles

o     Dedication to continual process improvement and client service

o     Expertise in successful acquisitions and integration

                                                                      [LOGO] CIT
Risk Management                                                INVESTOR DAY 2003

o     Experienced credit culture

      o     Consistent underwriting standards across regions

      o     Strong portfolio management infrastructure

      o     Deep expertise in retail-dependent industries

o     Asset Quality

      o     New Business and Underwriting

            o     Greater capitalization and deeper collateral coverage

            o     Clearer exit strategies

      o     Portfolio Management

            o     Focus on earlier identification/action upon problem loans

            o Increased frequency of field examinations, asset appraisals and borrower operating performance

                                                                      [LOGO] CIT
Commercial Services                                            INVESTOR DAY 2003

o     One of the leading factoring companies in the world

o     One of the largest lenders to retail-dependent industries

o     Vital and influential credit bridge between retailers and vendors

      o     High impact accounts receivable processing platform

      o     Cost-effective business processes

o     Compelling position to meet challenges in this economy

                                                                      [LOGO] CIT
Commercial Services -- Who We Are                              INVESTOR DAY 2003

We provide a wide range of services to middle market companies:

o     Factoring services

      o     Trade credit protection

      o     Accounts receivable bookkeeping

      o     Accounts receivable collection services

o     Lending services

      o     Secured revolving and term debt based on asset valuations

      o     Import letter of credit financing

      o     Bulk purchase of accounts receivable

Clients range in size from $2 million to $400 million in annual factored sales with CIT

                                                                      [LOGO] CIT
Factoring Portfolio by Industry                                INVESTOR DAY 2003

   [The following table was depicted as a pie chart in the printed material.]

Women's & Children's Apparel -- 36%

Consumer Goods -- 17%

Furniture & Home Furnishings -- 14%

Men's Apparel -- 13%

Textiles -- 10%

Footwear -- 7%

Other -- 3%

Data as of December 31, 2002

                                                                      [LOGO] CIT
Commercial Services -- Competition                             INVESTOR DAY 2003

o     Other factoring companies

      o     GMAC, HSBC, SunTrust, Wells Fargo, GE, Union Planters, BB&T

o     Credit insurance companies

      o     ACI, AIG

o     Hedge funds

      o     Amrock, Fortress, Fifth Avenue Fund

o     Asset-based lenders

      o     Congress Financial (Wachovia), Fleet, Foothill

o     Bookkeeping and collection firms

      o     D&B, Creditek, In-sourcings

                                                                      [LOGO] CIT
What Is Factoring?                                             INVESTOR DAY 2003

o     Example: A home furnishings manufacturer sells to 500 retailers nationwide

o     Challenges facing the manufacturer

      o Difficulty establishing and monitoring creditworthiness of the customer base

      o     Slow-paying customers

      o     Potential for unexpected bad-debt losses

      o Cost of staffing quality credit and collections personnel and building supporting systems

      o     Seasonal working capital swings

                                                                      [LOGO] CIT
What Is Factoring?                                             INVESTOR DAY 2003

Solution: Factor with CIT

o     CIT checks credit, sets up pre-approved credit lines

o     Client submits order to CIT

o Client ships merchandise, invoices customer, indicates payment is due to CIT

o     As needed, CIT provides clients with cash advances prior to collection

o At invoice maturity, CIT collects from the customer and credits client's account

o If the customer defaults, CIT pays 100% of the value of all approved invoices

                                                                      [LOGO] CIT
What Is the Factoring Process?                                 INVESTOR DAY 2003


    Credit               Invoice             Post                   Cash                  Collect              Apply
    Review                 Sale           Receivables             Advances              Receivables            Cash
    ------               -------          -----------             --------              -----------            -----

The factor:          o  Client ships   The factor:            The factor:               The factor:      The factor:
o  Provides             to customer    o  Maintains           o  Provides cash          o  Performs      o  Electronically
   credit            o  Client sells      customer records       advances to client        aggressive       applies payments
   protection           and assigns    o  Creates and adjust     prior to collection,      bank          o  Marks invoices
o  Pre-approves         the invoice       balances               as needed                 clearance        as paid
   lines of credit      to factor                                                          through its
   by customer       o  Client sends                                                       lock box
o  Approves             original                                                        o  Collects
   credit /             invoice to                                                         payment
   shipments            customer                                                           on open
   electronically       "payable                                                           balances
                        to factor"                                                      o  Identifies
                     o  Factor                                                             customer
                        ledgers                                                            objections
                        the invoice                                                        to payment
                                                                                        o  Follows-up
                                                                                           on overdue
                                                                                           receivables


     Remit
   Collected            Financial
    Funds               Reporting
   ---------            ---------
The factor:          The factor:
 o Repays previous   o  Provides
   advances as          individual and
   appropriate          summary
 o Forwards balance     transaction
   to client            information
                     o  Compiles
                        and forwards
                        dispute and
                        deduction
                        information
                        to client
                     o  Provides
                        detailed
                        monthly
                        client
                        statement

                                                                      [LOGO] CIT
Business Credit                                                INVESTOR DAY 2003

o     $3.7 billion in assets, $10.4 billion in commitments

o     Asset-based lending

      o Senior revolving and term debt secured by accounts receivable, inventory, fixed assets and intangibles

      o Used for working capital, acquisitions, debt restructurings and debtor-in-possession financings

      o     Average loan less than $10 million

o     Cash flow lending

      o     Senior debt based on a multiple of EBITDA and enterprise valuations

      o     Average loan less than $10 million

                                                                      [LOGO] CIT
Business Credit -- Key Value Drivers                           INVESTOR DAY 2003


o Long standing relationships with leading equity sponsor groups and the accounting, legal and restructuring communities

o Ability to underwrite and syndicate loan transactions ranging from $5 million to $300 million

o     Time-tested, homegrown management team with a seasoned credit culture

o Ability to deliver financial solutions ranging from cash flow to asset-based lending structures

                                                                      [LOGO] CIT
Business Credit -- Competition                                 INVESTOR DAY 2003

o     Asset-based lenders/banks

      o     GE Capital, Wells Fargo, Fleet Capital, Congress Financial
            (Wachovia)

      o     Regional banks: La Salle, Union Bank of California, PNC

      o     Money center banks: JPMorgan, Citibank, BancOne

      o     Specialty lenders: CapitalSource, Cerebus

o     Competitor activity

      o CIT actively buys and sells loans to and from our competitors for both asset generation and risk-management purposes

                                                                      [LOGO] CIT
Business Credit -- Growth Dynamics                             INVESTOR DAY 2003

o     Specialty groups

      o     Retail Finance Group

      o     Corporate Finance Group (cash flow)

      o     Capital Markets (buy and sell loan participations)

      o     CIT Business Credit Canada

o     Consistent presence in the marketplace

o     Aggressive client retention program

o     Effective underwriting and syndication capabilities

                                                                      [LOGO] CIT
Business Credit -- Portfolio Concentrations                    INVESTOR DAY 2003

   [The following table was depicted as a pie chart in the printed material.]

Manufacturing -- 48%

Wholesale -- 20%

Retail -- 17%

Other -- 15%

Data as of December 31, 2002

                                                                      [LOGO] CIT
Recent Business Credit Transactions                            INVESTOR DAY 2003

                  $294,000,000                     $40,000,000                     $50,000,000                     $35,000,000
      Revolving Line of Credit        Revolving Line of Credit      Revolving Line of Credit &      Revolving Line of Credit &
                                                                   Term Loan Facility used for                  ESOP Term Loan
  CIT Business Credit acted as    CIT Business Credit acted as           debt re-financing and
                     agent for                       agent for           acquisition financing    CIT Business Credit acted as
            [LOGO] Gart Sports                      [LOGO] GSC                                                       agent for
  A major chain store retailer  Georgetown Steel Company, LLC,    CIT Business Credit acted as           [LOGO] Seneca Medical
   of sporting goods, footwear          a South Carolina based                       agent for        A distributor of medical
   and athletic apparel in the  manufacturer of steel and wire       [LOGO] Charterhouse Group                        supplies
        western United States.                           rods.     Cellu Tissue Holdings, Inc,  and equipment to hospitals and
[LOGO] CIT                      [LOGO] CIT                          part of Charterhouse Group           non-acute health care
                                                                           Int'l, is a leading                      providers.
                                                                    manufacturer of tissue and  [LOGO] CIT
                                                                         machine glazed paper.
                                                                   [LOGO] CIT



                   $29,000,000                     $35,000,000                     $65,000,000                     $75,000,000
      Revolving Line of Credit      Revolving Line of Credit &        Revolving Line of Credit        Revolving Line of Credit
                   & Term Loan     Confirmation Plan Financing
                                                                  CIT Business Credit acted as    CIT Business Credit acted as
  CIT Business Credit acted as    CIT Business Credit acted as                    co-agent for                    co-agent for
                     agent for                       agent for                [LOGO] KERR DRUG               [LOGO] Friedman's
    [LOGO] Publishers Clearing                [LOGO] SHEFFIELD    A retail drug store based in     The Value Leader Since 1920
                         House  Sheffield Steel Corporation is         Durham, North Carolina.   The third largest retailer of
  A major supplier of magazine        a leading regional steel    [LOGO] CIT                        fine jewelry in the United
  subscriptions for publishers       mini-mill, providing high                                    States, operating 645 stores
and a large direct marketer of    quality hot rolled steel bar                                                   in 20 states.
      other consumer products.        and fabricated products.                                    [LOGO] CIT
[LOGO] CIT                      [LOGO] CIT

                                                                      [LOGO] CIT
Opportunities and Initiatives                                  INVESTOR DAY 2003

o     Commercial Services

      o     Robust demand due to uncertain retail environment

      o     Benefit from trend towards outsourcing non-strategic functions

      o     Premium pricing for increased levels of retail credit risk

      o Improving operating efficiencies through greater use of electronic submission of client orders and invoices, and customer payments

o     Business Credit

      o     Target market segments via four specialized groups

      o Nationally source and service commercial and industrial loans through six regional offices

      o     Continue rate and fee increases to compensate for credit risk

      o Business Process Review - implements best practices via redesigned policies and processes, eliminates low-value activities

                                                                      [LOGO] CIT
Commercial Finance Organization                                INVESTOR DAY 2003

                                Larry Marsiello
                                   Group CEO
                              30 years experience

                 Victor D. Russo                     John Daly
                    President                        President
                 Business Credit                Commercial Services
               19 years experience              32 years experience

  Robert Schenker                Joe Richardson               Ann-Margret Crater
    SVP & Chief                EVP, Operations &                      VP
 Financial Officer               Administration                   Marketing
26 years experience            30 years experience           14 years experience

                                                                      [LOGO] CIT
Specialty Finance                                              INVESTOR DAY 2003

                               [GRAPHIC OMITTED]

                                                               Thomas B. Hallman
                                                   Group Chief Executive Officer

                                                                      [LOGO] CIT
Profile                                                        INVESTOR DAY 2003


o     Specialty Finance

      o     Commercial (vendor finance and direct)

      o     Consumer (home equity)

o     Flow business

o     Financials
                                               Commercial         Consumer
                                               ----------         --------
      o     Managed assets:                      $11.4 B           $5.5 B

      o     Delinquency trends:

            o     At December 31, 2002:          2.62%             4.71%

            o     At December 31, 2001:          3.78%             4.82%

            o     Return v. corporate:                    Above

o     2,700 Employees

                                                                      [LOGO] CIT
Strategic Overview                                             INVESTOR DAY 2003

        Providing Global Financing Solutions Worldwide for Commercial and Consumer Customers of Manufacturers, Distributors, Dealers and Brokers

o     Customers range from individuals through Fortune 500 companies

o     Broad product offering

o     Diverse equipment classes (essential use collateral)

o     Customer behavior-based model

o     Relationship driven

                                                                      [LOGO] CIT
Portfolio Overview                                             INVESTOR DAY 2003

$16.9 billion in managed assets

$ 2.0 billion serviced for others

$ 9.7 billion in annual originations

Conducts business in 23 countries

2.9 million customers worldwide

   [The following table was depicted as a pie chart in the printed material.]

Vendor Partners -- 40%

Home Equity -- 21%

Global Vendor -- 11%

POS & Office Products -- 8%

Other * -- 20%

*     Other includes MH, RV, Marine, Auto & other small ticket leasing assets

                                                                      [LOGO] CIT
Flow Business                                                  INVESTOR DAY 2003

o Leverage our partner's sales force to drive financing opportunities into CIT

o     Differentiation achieved through

      o     Intellectual capital

      o     Credit scoring/models

      o     Customer behavior/end-of-lease models

      o     Risk management/residual models

o     Efficiency and scale are key

o     Service full spectrum of clients

      o     Fortune 500

      o     Middle market

      o     Small businesses

      o     Consumers

                                                                      [LOGO] CIT
Flow Model                                                     INVESTOR DAY 2003

Sales           o   Financing solutions customized for vendor sales model
                o   Financing options increase vendor/manufacturer/dealer sales

Credit          o   Risk-based pricing allows for greater financing penetration
Adjudication    o   Combines CIT's proprietary risk tools with vendor product
                    expertise

Servicing       o   Customer relationship continuity over life of asset
                o   Electronic customer self-service over internet

Relationship    o   Electronic delivery/processing/information sharing with
Management          partner
                o   Consistency across markets and geography
                o   Portfolio performance and evaluation

                                                                      [LOGO] CIT
Relationships                                                  INVESTOR DAY 2003

o     Dell, Avaya, Expanets, Snap-On Tools, Agilent

o     Large number of Fortune 500 companies

o     800 Office product and tech finance dealers

o     10,000+ Independent sales organizations (ISOs)

o     4000+ Mortgage brokers (U.S.)

                                                                      [LOGO] CIT
Relationship Structures                                        INVESTOR DAY 2003

o     Joint Venture (J/V)

      o     Separate corporate entity established

      o     Entity is jointly owned by CIT and vendor partner

o     Virtual Joint Venture (VJV)

      o     Economically similar to formal J/V

      o     Entity is 100% CIT owned and consolidated

o     Program Agreement

      o     Contractual, typically non-exclusive

o     Value-Add Transactions

      o     Specific/Non-recurring financing needs

                 CIT provides clients with customized solutions

                                                                      [LOGO] CIT
Competitive Advantages                                         INVESTOR DAY 2003

o     Global distribution capability

o     Effective and efficient use of technology

o     Extensive risk and residual management

o     Comprehensive servicing capability

                                                                      [LOGO] CIT
Distribution Capability                                        INVESTOR DAY 2003

o     Global origination capability

      o     Leasing and lending

      o     Commercial and consumer

      o     Domestic and international

o     Proactive sales strategy

      o     Customized for vendor sales model

      o     Direct and indirect

                                                                      [LOGO] CIT
Technology                                                     INVESTOR DAY 2003

o     Comprehensive "suite" of Internet tools

      o     BrokerEdge

      o     CIT DigitalEdge

o     Workflow management tools

o     Voice response technology

o     Autodialer calling systems

o     Data warehouses

o     End-to-end frictionless processing technology

                                                                      [LOGO] CIT
Risk and Residual Management                                   INVESTOR DAY 2003

o     Custom credit scoring models

o Extensive customer behavior & prepayment models used in residual and end-of-lease risk management

o Sophisticated collateral evaluation and monitoring capabilities by asset management specialists

o     Advanced portfolio quality analytics and monitoring tools

o     Rigorous portfolio review processes

o     World-class credit and risk management

                                                                      [LOGO] CIT
Servicing                                                      INVESTOR DAY 2003

o     Global capability

o     Highly scaled and efficient multi-lingual centralized collection centers

o     Extensive use of technology

      o     Workflow-based "best practices" servicing systems

      o     Inbound voice response units

      o     Auto-dialer technology

      o     Document imaging

      o     Optimal contact time technology

      o     Behavioral collections scoring and call prioritization

      o     Customer "self-help" systems

                                                                      [LOGO] CIT
Vendor Partners                                                INVESTOR DAY 2003

o Fully integrated captive finance companies for world-class vendors, including:

      o     Agilent

      o     Avaya

      o     Dell

      o     Snap-On Tools

o     $4.6 billion in annual originations

o     $6.8 billion in managed assets

o     Success drivers

      o     Relationships built around commonality of interest

      o     Risk/Reward sharing with vendor to drive economic decisions

      o     Asset/Credit decisioning based upon statistical customer behavior

                                                                      [LOGO] CIT
"Commonality of Interests"                                     INVESTOR DAY 2003

Manufacturer                 Joint Venture                     CIT  <----------
------------                 -------------                     ---             |
 /\  Financing of              Revenue                                         |
 |   manufacturer                                                              |
 |     sales       ----->      Minus                                           |
 |                                                                             |
 |                           o Cost of funds                                   |
 |                                                                             |
 |                             Equals         ------->       CIT purchases     |
 |                                                           financing         |
 |                           o Gross profit                  contracts from    |
 |                                                           joint venture     |
 |                             Minus                                           |
 |                                                                             |
 |                           o Origination fees                                |
 |                                                                             |
 |   Payment to              o Credit losses                                   |
 |   manufacturer  <-----                                                      |
 |                           o SG&A                                            |
 |                                                                             |
 |                             Equals                                          |
 |                                                                             |
 ------------------------  o Net Profit ---------------------------------------
Profit sharing                                  Profit sharing

                                                                      [LOGO] CIT
Global Vendor Finance                                          INVESTOR DAY 2003

o     Financing for international vendor relationships

o     $1.2 billion in annual originations

o     $1.8 billion in managed assets

o     Success drivers

      o     Cost efficiency through technology

      o     Market/vendor knowledge

      o     Asset management expertise

                                                                      [LOGO] CIT
Home Equity                                                    INVESTOR DAY 2003

o     Major U.S. home equity lender

o     $2.3 billion in annual originations

o     $3.5 billion in managed assets

o     Success drivers

      o Relationship integrated origination system (BrokerEdge) used by over 4000 mortgage brokers

      o     Geographic diversification

      o     Risk management expertise

      o     "State of the art" servicing capabilities

                                                                      [LOGO] CIT
P-O-S and Office Products                                      INVESTOR DAY 2003

o U.S. leader in the leasing and financing of credit card terminals and other point-of-sale (POS) equipment

o     Market leader for leasing technology and photocopying equipment

o     $750 million in annual originations

o     $1.4 billion in managed assets

o     Success drivers

      o     Significant brand recognition in the marketplace

      o     Strong industry knowledge

      o     Scale of operations

      o     CIT DigitalEdge and quality digital solutions

                                                                      [LOGO] CIT
Opportunities and Initiatives                                  INVESTOR DAY 2003

o     Continue to increase major account penetration

o     Sign new major accounts

o     Increase "flow relationship" base

o     Continue to drive down operating costs through investment in technology

o Identify opportunities to build strategic asset base and leverage existing servicing platforms

                                                                      [LOGO] CIT
Specialty Finance Organization                                 INVESTOR DAY 2003

                                   Tom Hallman
                                    Group CEO
                               28 years experience
     Jeff Simon              Mike Cary               Bill Healy            Ron Arrington
       Vendor               Home Equity            Lease Finance        Office/Tech Finance
15 years experience     22 years experience     16 years experience     18 years experience

    Bill Schumm             Ken Reynolds           Cathy Piecuch            Bill Barrows
Chief Credit Officer            CFO                  Marketing                BTU/CRA/
27 years experience     15 years experience     20 years experience         Sys Leasing
                                                                        23 years experience

                                                                      [LOGO] CIT
CFO Address                                                    INVESTOR DAY 2003

                               [GRAPHIC OMITTED]

                                                                 Joseph M. Leone
                            Executive Vice President and Chief Financial Officer

                                                                      [LOGO] CIT
Long-Term Target Metrics                                       INVESTOR DAY 2003

                                                             Targets
                                                        -----------------
o Risk Adjusted Margin                                  3.40%-3.60%

o Efficiency Ratio                                      Less than 35%

o Securitization Gains                                  Max 15% of Income

o Return on Tangible Equity                             Mid-Teens

o Tangible Equity to Managed Assets                     9% plus

o EPS Growth                                            10%

                                                                      [LOGO] CIT
Business Metrics                                               INVESTOR DAY 2003

                                                           2002
                                         ---------------------------------------
                                          Q1           Q2         Q3         Q4
                                         ----         ----       ----       ----

Profitability
-------------
GAAP Net Income ($MM)                  (4,355)      (1,994)       135       141
Adjusted Net Income ($MM)*                220          168        157       145
ROMA*                                    1.88%        1.47%      1.39%     1.31%
ROTE*                                    21.5%        16.2%      14.3%     12.8%

Revenue
-------
Risk Adjusted Margin*                    3.87%        2.99%      2.92%     2.70%
Securitizations                            10%          21%        13%       13%

Expenses
--------
Expenses ($MM)                            227          230        236       242
Efficiency Ratio                         33.4%        38.3%      40.6%     39.6%

Tangible Equity / Managed Assets         9.14%        9.25%      9.93%    10.44%

*     Adjusted for Goodwill, Equity Investment Write-downs & Reserving Actions

                                                                      [LOGO] CIT
Risk Adjusted Margin                                           INVESTOR DAY 2003

                              Annual                    Quarterly
                          --------------    ---------------------------------
                          12/00    12/01    3/02*    6/02*    9/02     12/02

Finance Income            12.90%   13.03%   12.28%   11.80%   11.96%   11.89%
Interest Expense           6.14     5.02     3.85     4.27     4.10     4.16
Depreciation               3.15     3.46     3.45     3.41     3.49     3.39
                          --------------    ---------------------------------
Net Finance Margin         3.61     4.55     4.98     4.12     4.37     4.34
Provision for Losses       0.63     1.12     1.11     1.13     1.45     1.64
                          --------------    ---------------------------------
Risk Adjusted Margin       2.98%    3.43%    3.87%    2.99%    2.92%    2.70%

%     of average earning assets
*     Adjusted for special reserving actions

                       RAM Impacted by Several Variables

                                                                      [LOGO] CIT
Interest Expense Analysis                                      INVESTOR DAY 2003

                                                          Annual Impact
                                                          -------------
Maintaining excess liquidity                             5-10 basis points

Reducing CP outstanding                                 20-25 basis points

Long-term Funding Actions                               20-25 basis points
      o     Issuing at wider quality spreads
      o     Issuing longer terms

            Estimated Impact of Cost of Funding Increases on Margin

                                                                      [LOGO] CIT
Operating Leases                                               INVESTOR DAY 2003

                           Operating Lease Portfolio

   [The following table was depeicted as pie charts in the printed material.]

  December 31, 2001                                          December 31, 2002

        55%                     Capital Finance                     70%
        29%                     Specialty Finance                   19%
        15%                     Equipment Finance                   10%
         1%                     Structured Finance.                  1%

    $6.5 Billion                                               $6.7 Billion

                         Annual                       Quarterly
                     ---------------     -----------------------------------
                     12/00     12/01     3/02      6/02      9/02      12/02

Lease Revenue        28.0%     28.0%     27.0%     25.0%     24.9%     23.6%
Depreciation         19.6      19.9      19.0      17.8      17.9      16.8
                     ---------------     -----------------------------------
Op. Lease Margin      8.4%      8.1%      8.0%      7.2%      7.0%      6.8%

%     of average operating leases

                    Portfolio Shifts Impacting Lease Margins

                                                                      [LOGO] CIT
Operating Expenses                                             INVESTOR DAY 2003

           [The following tables was depicted as line and bar charts
                           in the printed material.]

                                12/00     3/01      6/01      9/01     12/01      3/02      6/02      9/02      12/02
                                -----     ----      ----      ----     -----      ----      ----      ----      -----
Efficiency                      42.7%     42.8%     42.2%     35.4%     31.5%     33.4%     38.3%     40.6%     38.6%
  Ratio

% of AMA                        1.97%     2.03%     2.09%     2.09%     1.93%     1.94%     2.02%     2.08%     2.18%

Operating
Expenses                         259       264       266       256       231       227       230       236       242

                          Focus on Expense Management

                                                                      [LOGO] CIT
Credit Losses                                                  INVESTOR DAY 2003

   [The following table was depicted as a bar chart in the printed material.]

                        3/02       6/02       9/02       12/02
                        ----       ----       ----       -----
Core                    1.13%      1.63%      1.63%      1.94%

Total                   1.58%      1.79%      1.99%      2.32%

% of finance receivables

                                                                      [LOGO] CIT
Credit Trends                                                  INVESTOR DAY 2003

   [The following tables were depicted as bar charts in the printed material.]

                                        Managed Delinquency (60+)

                12/99       12/00       12/01      3/02      6/02      9/02       12/02
                -----       -----       -----      ----      ----      ----       -----
Non-Accrual     2.84%       3.29%       4.02%      4.09%     3.74%     3.78%       3.55%

                                          Non-Performing Assets

                12/99       12/00       12/01      3/02      6/02      9/02       12/02
                -----       -----       -----      ----      ----      ----       -----
Total           2.05%       2.47%       3.24%      3.32%     3.77%     4.01%       3.93%

                         Improvement in Credit Markers

                                                                      [LOGO] CIT
Loss Reserves                                                  INVESTOR DAY 2003

   [The following table was depicted as a pie chart in the printed material.]

                                  Total $761MM

                     General         Telecom         Argentina
                     -------         -------         ---------
                      $472            $154             $135

o     Argentina - Offsets impact of asset pesofication

o     Telecom - Covers projected losses, principally in the CLEC portfolio

o Liquidating Portfolio - General reserve only; valuation discount taken as part of purchase accounting

o General - 1.86% of receivables (excluding Telecom, Argentina & Liquidating Portfolios)

                                                                      [LOGO] CIT
Reserve Adequacy                                               INVESTOR DAY 2003

                                 Core Portfolio

                          Dollars ($MM)               Reserve Coverage
                   --------------------------    -----------------------------
                   3/02   6/02   9/02   12/02    3/02    6/02    9/02    12/02

General Reserve     460    474    474    472     1.91%   1.87%   1.81%   1.86%

Charge-offs          78    106    105    119     1.5x    1.1x    1.1x    1.0x

FAS 114             131    153    112     53     3.5x    3.1x    4.2x    8.9x

Non-accrual         695    728    851    811      66%     65%     56%     58%

                         Targeted Portfolios (12/31/02)

                                       Argentina               Telecom
                                    ----------------       ---------------
                                    $MM     Coverage       $MM    Coverage
                                    ---     --------       ---    --------
Receivables                         185       73.1%        686     22.4%

Charge-offs                         n/a        n/a          16      2.4x

NPAs                                n/a        n/a         120      128%

                                                                      [LOGO] CIT
Liquidating Portfolio                                          INVESTOR DAY 2003

   [The following table was depicted as a bar chart in the printed material.]

                  2001              2002
                  ----              ----

Total           $2,048MM          $1,339MM

                Effectively Managing Down Liquidating Portfolios

                                                                      [LOGO] CIT
Capitalization                                                 INVESTOR DAY 2003

   [The following table was depicted as a bar chart in the printed material.]

                       Strongest Capital Ratio Since 1998

                           12/99   12/00   12/01    3/02    6/02    9/02   12/02
                           -----   -----   -----    ----    ----    ----   -----

Tangible Capital           $4.0B   $4.3B   $4.2B   $4.4B   $4.4B   $4.6B   $4.7B

Tangible
Capital/
Managed
Assets                      7.8%    7.8%    8.7%    9.1%    9.3%    9.9%   10.4%

                                                                      [LOGO] CIT
Capital Market Accomplishments                                 INVESTOR DAY 2003

o     Credit Ratings
            o Ratings restored to "A" long-term and Tier 1 short-term by S&P and Fitch
            o     Stable outlook by all agencies

o     Bank Facilities
            o     Completed new $2.3B, 1-year committed credit facility October
                  2002
            o     Re-paid $6.9B of the $8.5B drawn in February 2002

o     Commercial Paper
            o     Launched $5.0B dealer program in July 2002
            o     Exceeded expectations in terms of demand and pricing

o     Long-term Debt
            o     Issued over $7.0B post IPO across the maturity spectrum
            o     Launched Retail MTN program - $1.3B issued to date

o     Securitization
            o     Returned to historical volumes
            o     Managed income below 15% threshold

                                                                      [LOGO] CIT
Short-Term Debt                                                INVESTOR DAY 2003

                                Commercial Paper

      o     US $5.0B Dealer Program

      o     Weighted Average Maturity 35-45 days

      o     Pricing Sub-LIBOR

      o     Analyzing re-accessing International CP Markets

================================================================================

                                Bank Facilities

 Expiration      Facility        Available         2003 Plan
----------------------------------------------------------------------------
  Mar-03         C$  500              --        Payoff at Maturity

  Apr-03          $  765          $  765        Allow to Expire

  Jul-03          $  250          $  250        Roll into Oct-03

  Oct-03          $2,300          $  500        Payoff & Renew

  Mar-05          $3,720          $3,720        Remain Available

                                                                      [LOGO] CIT
Long-Term Debt                                                 INVESTOR DAY 2003

     Funding Needs                           Planned Funding
     -------------                           ---------------

Maturities            $7.7         Institutional                       $6.0-8.0
                                     o Global Bonds (2 - 3 deals)
Bank Debt             $2.1           o MTNs (opportunistic)
                                   Retail                              $1.5-2.0
Plus:         Asset Growth         Existing Cash                      over $1.0

                              Year-to-Date Issuance
                              ---------------------

          January         $2.1    (1-2 year, Floating Rate)
          February        $1.0    (3 year, Fixed Rate)
          Retail          $0.6    (2-5 year bullets & 10 non-call 2, fixed rate)

                                                                      [LOGO] CIT
Securitization                                                 INVESTOR DAY 2003

   [The following table was depicted as a pie chart in the printed material.]


                                   By Product
                                   ----------

                       Equipment
                         Eq. Fin.                  39%

                       Equipment
                         Vendor                    32%

                       Home Equity                 21%

                       RV -                         5%

                       Marine -                     2%

                       MH -                         1%


                            Facilities (in billions)*

                                             Conduit
                    Public Shelf      ----------------------
                      Capacity        Capacity     Available
                      --------        --------     ---------

Equipment               $3.3            $6.5         $1.4

Home Eq.                 1.1             0.5          0.1

Trade Rec.                --             1.2          1.2
---------------------------------------------------------
Total                   $4.4            $8.2         $2.7

* As of December 31, 2002

                              2003 Securitizations

                       Volume               $3.0-4.5B

                       As a % of Funding      20-30%

                                                                      [LOGO] CIT
Financial Objectives                                           INVESTOR DAY 2003

o     Grow assets at a rate prudent with GDP

o     Continue to focus on strengthening the balance sheet

o     Reduce credit losses

o     Maintain appropriate loss reserves

o     Hold operating expenses essentially flat

o     Lower borrowing costs